Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ashutosh Roy, the Chief Executive Officer of eGain Corporation (the “Company”), certify pursuant to 18 U.S.C. Section 1350 that, to my knowledge,

(i) the Annual Report of the Company on Form 10-K for the year ended June 30, 2021 the (“Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ ASHUTOSH ROY
Ashutosh Roy
Chief Executive Officer

Date: September 10, 2021